Exhibit 10.57

AMENDMENT NO. 2 AND WAIVER

(First Lien Credit Agreement)

This Amendment No. 2 and Waiver, dated as of February 17, 2010 (this “Amendment”), to that certain First Lien Credit Agreement, dated as of June 14, 2007, as amended by that certain Amendment No. 1, dated as of August 10, 2009 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among GOLDEN NUGGET, INC., a Nevada corporation (the “Borrower”), LANDRY’S RESTAURANTS, INC. (the “Parent”) solely with respect to the Parent’s obligation pursuant to Section 6.04 of the Credit Agreement, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, Swing Line Bank and Issuing Bank, BANK OF AMERICA, N.A., as Syndication Agent, WELLS FARGO FOOTHILL, INC., as Documentation Agent and WELLS FARGO SECURITIES, LLC (formerly Wachovia Capital Markets, LLC), as Sole Arranger and Sole Bookrunner, is entered into among the Borrower, Parent, the Guarantors (as defined in the Credit Agreement), the Administrative Agent and the Lenders party hereto. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Parent solely with respect to its obligations under Section 6.04 of the Credit Agreement, the Administrative Agent, the Lenders and other parties thereto are parties to the Credit Agreement; and

WHEREAS, the Borrower has requested that certain amendments be made to the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT.

Effective as of the Second Amendment Effective Date (as defined in Section 2 below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent) hereof, the Credit Agreement is hereby amended as follows:

1.1 Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the definitions of “Consolidated EBITDA” and “Financial Performance Covenants” in their entirety and inserting the following in lieu thereof (in correct alphabetical order):

““Consolidated EBITDA” means for any period, the sum of (without duplication) (a) Consolidated Net Income or Consolidated Net Loss, as the case may be, for such period plus (b) the sum of (i) Consolidated Interest Expense, (ii) income and franchise taxes, (iii) depreciation expense, (iv) amortization expense, (v) extraordinary losses, (vi) one time costs and fees related to the Second Amendment, (vii) non-cash items, in each case, which were deducted in determining Consolidated Net Income or Consolidated Net Loss, as the case may be, of the Borrower and its Subsidiaries on a Consolidated basis for such period, and (viii) fees paid pursuant to Section 2.08(f) minus (c) to the extent included in determining Consolidated Net Income or Consolidated Net Loss, as the case may be, of the Borrower and its Subsidiaries on a Consolidated basis for such period, (i) non-cash gains, (ii) gains arising from asset dispositions not in the ordinary course of business in excess of $2,000,000, (iii) non-cash gains under Hedge Agreements, and (iv) income attributable to the cancellation of any Debt. The historical Consolidated EBITDA for the relevant measurement period of entities (A) that are acquired by the Borrower or any of its Subsidiaries after the Closing Date as permitted under the Loan Documents will be included in the calculation of Consolidated EBITDA for the entire period of determination on a pro forma basis (determined in accordance with adjustments reasonably agreed by the Administrative Agent based on demonstrated cost savings and excluding extraordinary items) and (B) that are disposed of by the Borrower or any of its Subsidiaries after the Closing Date for the entire period of determination following such disposition, in each case, will be excluded in the calculation of Consolidated EBITDA; provided that, in the case of entities that are acquired by the Borrower or any of its Subsidiaries after the Closing Date, the Administrative Agent and the Lenders are furnished with audited financial statements, or if audited financial statements are not available, other financial statements reasonably acceptable to the Administrative Agent and the Required Lenders, of such entities (or if the acquisition is of a division or branch of a larger business or a group of businesses, the audited financial statements, or if audited financial statements are not available, other financial statements reasonably acceptable to the Administrative Agent and the Required Lenders, of such larger business or group of businesses, so long as the individual activities of the acquired entity are clearly reflected in such financial statements, together with a certificate certifying that the Borrower has reviewed the historical financial statements of the division or branch and that they reflect proper divisional accounting in relation to the large business or group of businesses), reasonably satisfactory to the Administrative Agent and the Required Lenders in all respects, confirming such historical results.

“Financial Performance Covenants” means the covenants of the Borrower set forth in Section 5.04.”

1.2 Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the definition of “Interest Coverage Ratio” in its entirety.

1.3 Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting clause (i) of the definition of “Permitted Acquisition” and inserting the following in lieu thereof:

“(i) the Borrower shall have obtained the prior written consent of the Administrative Agent and the Required Lenders prior to the consummation of such acquisition; and”

1.4 Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the following new definitions (in correct alphabetical order):

““Affiliate Subordinated Debt” means any Debt of the Borrower (a) that is issued to an Affiliate of the Borrower, (b) that is not assigned to any Person who is not an Affiliate of the Borrower, (c) that is subordinated in right and time of payment to the Obligations and containing such other terms and conditions, and subject to such documentation (including, without limitation, a subordination agreement which shall provide, among other things, that no cash payments may be made with respect to such Debt before the Obligations have been paid in full and all Commitments have terminated pursuant to the terms of the Credit Agreement) as requested by the Administrative Agent, in each case satisfactory to the Administrative Agent, (d) that is unsecured, (e) that has a maturity date on or after December 31, 2014, (f) that does not issue with an original issue discount, and (g) for which, at least 5 days prior to the issuance of such Debt (or such later date as acceptable to the Administrative Agent), the Borrower has provided written notice to the Administrative Agent setting forth the terms and conditions of such Debt, appending the applicable documents evidencing and relating to such debt (including a subordination agreement) and certifying as to the permissibility of such Debt under the terms of this Agreement, each in form and substance satisfactory to the Administrative Agent.

“Cage Cash” means cash in the form of United States dollars held at a casino in accordance with applicable Gaming Laws.

“Carry-Over Amount” has the meaning specified in Section 5.04(b).

“Excess Amount” has the meaning specified in Section 5.04(b).

“Growth Capital Expenditure” means Capital Expenditures in connection with (a) the purchase of a new casino, hotel, restaurant, bar or similar operation and (b) new hotel, casino, restaurant or bar construction (including, without limitation, any build-out or completion of any hotel rooms, common areas, casino, restaurant, bar or other similar operation at any existing hotel or casino) and other Pre-Opening Expenses; for the avoidance of doubt, de minimis expenditures with respect to unfinished floors of the Hotel Project and expenditures in connection with the retasking of existing space will not be deemed Growth Capital Expenditures.

“Maintenance Capital Expenditure” means any Capital Expenditure that is not a Growth Capital Expenditure.

“Operating Liquidity” means, for any date of determination, the sum of (i) cash (including Cage Cash), (ii) cash equivalents (including, but not limited to, investments of the nature described in Section 5.02(c)(ii)) and (iii) the aggregate Unused Revolving Credit Commitments, minus (iv) Cage Cash.

“PIK Interest” means that amount of interest not paid in cash and capitalized on the date of such interest payment, compounded and added to the unpaid principal amount of the applicable Advances on the applicable interest payment date (whereupon from and after such date such additional amounts (i) shall also accrue interest and (ii) shall be treated as principal for all purposes).

“Pre-Opening Expenses” means costs incurred by the Borrower or any of its Subsidiaries prior to opening a casino, hotel, restaurant, bar or similar operation including wages and salaries, hourly employee recruiting and training, initial license fees, advertising, pre-opening parties, lease expenses, food costs, utilities, meals, lodging, and travel plus the cost of hiring and training the management team.

“Second Amendment” means the Amendment No. 2 and Waiver to the Credit Agreement, dated as of February 17, 2010, among the Borrower, the Parent, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” has the meaning set forth in the Second Amendment.

“Succeeding Fiscal Year” has the meaning specified in Section 5.04(b).”

1.5 Section 2.06(b)(i)(E) (Excess Cash Flow) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

“(E) No later than five (5) days after the date set forth for delivery of annual financials pursuant to Section 5.03(b) the Borrower (commencing after the Completion) shall make mandatory principal prepayments of the Advances in the manner set forth in clause (F) below in an amount equal to fifty percent (50%) of Excess Cash Flow, if any, for such Fiscal Year; provided, however, the amount of any such mandatory principal prepayments for such applicable Fiscal Year shall be increased to an amount equal to seventy-five (75%) of Excess Cash Flow if after giving effect to such prepayment (at the 75% of Excess Cash Flow amount) the Borrower shall have Operating Liquidity of greater than $7,500,000; provided further that first prepayment pursuant to this Section 2.06(b)(i)(E) shall be for the Fiscal Year ending December 31, 2009.”

1.6 Section 2.06(b)(i) of the Credit Agreement is hereby amended by inserting the following clause (G) at the end of such section:

“(G) Tender Deficiency Balance. On or before January 15, 2011, the Borrower shall ~~make a mandatory principal~~ prepayment of the Term Advances, on a pro rata basis, in an amount equal to (a) the maximum allowable aggregate amount of Affiliate Subordinated Debt that may be issued pursuant to clause (A)(I) of Section 5.02(a)(ix) less (b) the aggregate amount of proceeds of Affiliate Subordinated Debt used to pay or prepay, as applicable, Advances (as defined in the Second Lien Credit Agreement), as allowed hereunder; provided that no mandatory prepayment under this subsection (G) shall be required if, after giving effect to such payment, Operating Liquidity would be equal to or less than $7,500,000.”

1.7 Section 2.06(c) of the Credit Agreement is hereby amended by deleting the phrase “All prepayments under this subsection (b)” in its entirety and inserting the phrase “All prepayments under Section 2.06(b)” in lieu thereof.

1.8 Section 2.07(a) (Scheduled Interest) of the Credit Agreement is hereby amended by inserting the following subsection (iii) at the end of such section:

“(iii) PIK Interest. On each date on which interest is to be paid pursuant to this subsection (a), interest in addition to the interest required under Section 2.07(a)(i), Section 2.07(a)(ii) and Section 2.07(b) in an amount equal to 1.00% per annum of the unpaid Advances in the form of PIK Interest or, upon prior written notice to the Administrative Agent by the Borrower, such additional amount of interest may be paid in cash on such date.”

1.9 Section 2.07(b) (Default Interest) of the Credit Agreement is hereby amended by adding the following sentence at the end of such section:

“For the avoidance of doubt, Default Interest may begin to accrue upon the occurrence of the Event of Default first giving rise thereto, notwithstanding the date on which notice of such Event of Default was sent or received by the Administrative Agent, the Borrower or any of the Borrower’s Subsidiaries.”

1.10 Section 2.08 (Fees) of the Credit Agreement is hereby amended by adding the following clause (f):

“(f) Maintenance Fees. On the one-year anniversary of the Second Amendment Effective Date and on each anniversary thereafter until the Termination Date, the Borrower shall pay to each Lender a fee equal to 0.50% of the respective Commitments of such Lender determined as of the date thereof.”

1.11 Section 4.01 (Representations and Warranties) of the Credit Agreement is hereby amended by adding the following clauses (mm) and (nn):

“(mm) The proceeds of each Revolving Credit Advance made on or after the Second Amendment Effective Date shall be used solely to fund the immediate working capital needs of the Borrower and its Subsidiaries, in each case subject to the terms and conditions of this Agreement.

“(nn) Prior to the Second Amendment Effective Date, the Borrower has maintained Cage Cash in an aggregate amount of not less than $5,000,000, and the maintenance of such amount of Cage Cash was in compliance with the applicable Gaming Laws at such time, and the continued maintenance of such amount of Cage Cash after the Second Amendment Effective Date is sufficient to operate the Borrower’s business consistent with past practices.”

1.12 Section 5.01(s) (Capital Expenditures) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

“(s) [Reserved].”

1.13 Section 5.02(a) (Limitations on Indebtedness) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

“(a) Limitations on Indebtedness. Create, incur, assume or suffer to exist any Debt except:

(i) Debt incurred pursuant to the Loan Documents (excluding Hedge Agreements permitted pursuant to the following clause) and Second Lien Loan Documents;

(ii) Debt incurred in connection with a Hedge Agreements (A) with a counterparty and upon terms and conditions (including interest rate) reasonably satisfactory to the Administrative Agent or (B) required pursuant to Section 5.01(p); provided that any counterparty that is a Lender shall be deemed satisfactory to the Administrative Agent;

(iii) Debt existing on the Second Amendment Effective Date and not otherwise permitted under this Section and listed on Schedule 4.01(v), and the renewal, refinancing, extension and replacement (but not the increase in the aggregate principal amount) thereof; provided that the principal amount of such Debt is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder;

(iv) Debt of the Borrower and its Subsidiaries incurred in connection with Capitalized Leases before the Second Amendment Effective Date and listed on Schedule 5.02(a)(iv) hereto;

(v) purchase money Debt of the Borrower and its Subsidiaries incurred before the Second Amendment Effective Date and listed on Schedule 5.02(a)(v) hereto;

(vi) [Reserved].

(vii) Guaranties in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders;

(viii) Guaranties with respect to Debt permitted pursuant to clauses (i) through (v) of this subsection;

(ix) Affiliate Subordinated Debt issued for the sole purpose of funding, and the proceeds thereof are in fact promptly used to fund: (A) (I) the transactions contemplated in Section 2.3 of the Second Amendment in an amount not to exceed $30,000,000, (II) the transactions contemplated in Section 2.4 of the Second Amendment in an amount equal to $20,000,000, (III) the transactions contemplated in Section 2.5, Section 2.6 and Section 2.7 of the Second Amendment and (IV) either (x), so long as no Default or Event of Default shall have occurred and be continuing or would occur after giving effect thereto, from the Second Amendment Effective Date until December 31, 2010, the repayment of Advances (as defined in the Second Lien Credit Agreement) at a discount of no less than the discount at which Advances (as defined in the Second Lien Credit Agreement) were repaid pursuant to the repayment transactions contemplated in Section 2.3 of the Second Amendment, in each case subject to terms and conditions, including without limitation documentation, acceptable to the Administrative Agent, or (y) the repayment of Term Advances made pursuant to Section 2.06(b)(i)(G); provided that the Affiliate Subordinated Debt issued pursuant to this clause (A) shall not exceed $51,000,000 in the aggregate; (B) increases in the Borrower and its Subsidiaries’ Cage Cash or Operating Liquidity so long as (x) the issuance of the Affiliate Subordinated Debt is necessary for the Borrower and its Subsidiaries to achieve the minimum financial covenants set forth in Section 5.04(c) and 5.04(d) at the time such Affiliate Subordinated Debt is issued, (y) the Borrower delivers to the Administrative Agent written notice, in form and substance reasonably acceptable to the Administrative Agent, describing the issuance of such Affiliate Subordinated Debt and the surrounding circumstances at least 5 Business Days prior to the issuance of such Affiliate Subordinated Debt and (z) the aggregate amount of all Affiliate Subordinated Debt permitted pursuant to this clause (B) is equal to or less than $5,000,000 in the aggregate; and (C) made for the sole purpose of paying amounts due under

Section 2.08(f) so long as (x) the aggregate amount of all Affiliate Subordinated Debt permitted pursuant to this clause (C) is equal to or less than $3,000,000 in the aggregate and (y) the amount of all Affiliate Subordinated Debt permitted pursuant to this clause (C) in any twelve month period is equal to or less than $2,000,000 in the aggregate.

(x) [Reserved].

(xi) Debt incurred in the ordinary course of business and in amounts generally consistent with historical practice in respect of obligations of the Borrower or any Subsidiary to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services that are paid by the Borrower or such Subsidiary in accordance with the applicable payment terms in an aggregate amount not to exceed $5,000,000 at any time; and

(xii) Debt of any Loan Party owed to any other Loan Party in an aggregate amount not to exceed $50,000,000 at any time;

provided, that no agreement or instrument with respect to Debt permitted to be incurred by this Section shall restrict, limit or otherwise encumber (by covenant or otherwise) the ability of any Subsidiary of the Borrower to make any payment to the Borrower or any of its Subsidiaries (in the form of dividends, intercompany advances or otherwise) for the purpose of enabling the Borrower to pay the Obligations.”

1.14 Section 5.02(c) (Limitations on Loans, Advances, Investments and Acquisitions) of the Credit Agreement is hereby amended by deleting clauses (i) and (viii) in their entirety and inserting the following in lieu thereof:

“(i) investments in (A) in Loan Parties existing on the Closing Date, (B) in Loan Parties formed or acquired after the Closing Date so long as the Borrower and the Loan Parties comply with the applicable provisions of Section 5.02(l) and (C) in the other loans, advances and investments described on Schedule 5.02(c)(i) existing on the Second Amendment Effective Date.

(viii) [Reserved].”

1.15 Section 5.02(f) (Limitations on Dividends and Distributions) of the Credit Agreement is hereby amended by deleting clauses (iv) and (v) in their entirety and inserting the following in lieu thereof :

“(iv) [Reserved].

(v) Restricted Payments made before the Second Amendment Effective Date and listed on Schedule 5.02(f)(v).”

1.16 Section 5.02(h) (Transactions with Affiliates) of the Credit Agreement is hereby amended by deleting clause (A) of such section in its entirety and inserting the following in lieu thereof:

“transactions permitted by Section 5.02(c), (d), (f) and (g) and the issuance of Affiliate Subordinated Debt permitted by Section 5.02(a)(ix);”

1.17 Section 5.02(h) (Transactions with Affiliates) of the Credit Agreement is hereby amended by deleting the proviso in clause (D) in its entirety and inserting the following in lieu thereof:

“provided that for all transactions in excess of $3,000,000, the Borrower shall deliver written notice of such transaction and the circumstances surrounding it to the Administrative Agent at least 10 days prior to the date of consummation of such transaction and, if requested by the Administrative Agent or if such transaction is in excess of $5,000,000, an opinion as to the fairness to the Borrower or such Subsidiary of such transaction or series of related transactions (other than Restricted Payments and cost reimbursements) from a financial point of view issued by an independent accounting, appraisal or investment banking firm of national standing or a comparable report, certification or recommendation by an executive compensation consulting firm of national standing, as applicable.”

1.18 Section 5.02(j) (Amendment; Payments and Prepayments of Subordinated Debt) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

“(j) Amendments; Payments and Prepayments of Subordinated Debt and Affiliate Subordinated Debt.

(i) Amend or modify (or permit the modification or amendment of) any of the terms or provisions of any Subordinated Debt or Affiliate Subordinated Debt in any respect which would shorten the maturity thereof, increase the principal amount thereof, increase the interest rate thereof or alter the subordination provisions.

(ii) Cancel, forgive, make any payment or prepayment on, or redeem or acquire for value (including, without limitation, by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due), any Subordinated Debt or Affiliate Subordinated Debt.”

1.19 Section 5.02(r) (Sales and Leasebacks) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

“(r) Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Subsidiary of real or personal property that has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary (any such arrangement, a “Sale-and-Leaseback Transaction”), except for Sale-and-Leaseback Transactions entered into before the Second Amendment Effective Date and listed on Schedule 5.02(r) hereto.”

1.20 Section 5.02 (Negative Covenants) of the Credit Agreement is hereby amended by adding the following clause (v):

“(v) Enter into, incur liability under or be subject to operating leases in which the Borrower or its Subsidiaries, as applicable, is the lessee that, in the aggregate, result in payment obligations which, on an annualized basis, exceed $750,000 on any date of determination, excluding existing operating leases in effect on the Second Amendment Effective Date, as may be extended or renewed, and any operating leases which are used solely to replace assets that were previously subject to operating leases by the Borrower or its Subsidiaries.”

1.21 Section 5.03 (Reporting Requirements) of the Credit Agreement is hereby amended by adding the following clause (o):

“(o) Monthly Financials and Cash Flow Projections. As soon as available and in any event within 20 days after the end of each fiscal month, (i) detailed financial information for the Borrower and its Subsidiaries as of the end of such month and for the period commencing at the end of the previous Fiscal Year and ending with the end of such fiscal month, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding Fiscal Year and (ii) until the later of (A) June 30, 2011 or (B) the date after which the Borrower and its Subsidiaries have maintained Operating Liquidity of not less than $15,000,000 for 30 consecutive days (any such date, the “Cash Flow Reporting Termination Date”), a weekly cash flow projection for each of the 13 weeks immediately following such fiscal month, all in such reasonable detail and in such form as is acceptable to Administrative Agent in its sole discretion and all duly certified (subject to normal quarterly adjustments and year end adjustments) by the Chief Financial Officer of the Borrower as having been prepared in accordance with the Borrower’s internal accounting policies and procedures consistent with past practices, together with a certificate of said officer stating that no Event of Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto; provided, however, if Operating Liquidity shall at any time be less than $15,000,000 after any Cash Flow Reporting Termination Date shall have occurred, then the obligation to provide weekly cash flow projections under clause (ii) above shall be immediately reinstated.”

1.22 Section 5.04 (Financial Covenants) of the Credit Agreement is hereby amended by deleting clauses (a) and (b) in their entirety and inserting the following clauses (a), (b), (c) and (d) in lieu thereof:

“(a) Minimum Consolidated EBITDA. Fail to maintain or achieve Consolidated EBITDA of at least the amount set forth in the following table for the applicable fiscal period set forth opposite thereto:

Period	EBITDA Covenant
Quarter ending March 31, 2010	$10,810,000
Quarter ending June 30, 2010	$10,603,000
Quarter ending September 30, 2010	$6,425,000
Quarter ending December 31, 2010	$7,862,000
Quarter ending March 31, 2011	$12,693,000
Quarter ending June 30, 2011	$11,865,000
Quarter ending September 30, 2011	$8,678,000
Quarter ending December 31, 2011	$9,264,000
Twelve month period ending March 31, 2012	$42,500,000
Twelve month period ending June 30, 2012	$42,500,000
Twelve month period ending September 30, 2012	$42,500,000
Twelve month period ending December 31, 2012	$46,750,000
Twelve month period ending March 31, 2013	$46,750,000
Twelve month period ending June 30, 2013	$46,750,000
Twelve month period ending September 30, 2013	$46,750,000
Twelve month period ending December 31, 2013	$51,000,000
Twelve month period ending March 31, 2014	$51,000,000
Twelve month period ending June 30, 2014	$51,000,000

(b) Capital Expenditures. Permit the sum of the Borrower and its Subsidiaries’ Capital Expenditures (excluding the amount, if any, of Capital Expenditures made with Net Cash Proceeds reinvested pursuant to the proviso in Section 2.06(b)(i)(D)) for the following periods to be greater than the corresponding amount set forth below:

Period	Capex Covenant
Fiscal Year ending December 31, 2010	$3,000,000
Fiscal Year ending December 31, 2011	$5,000,000
Fiscal Year ending December 31, 2012	$6,000,000
Fiscal Year ending December 31, 2013	$6,000,000
Six fiscal months ending June 30, 2014	$3,000,000

provided that if the amount of the Capital Expenditures permitted to be made in any Fiscal Year as set forth in the above table is greater than the actual amount of the Capital Expenditures (excluding the amount, if any, of Capital Expenditures made with Net Cash Proceeds reinvested pursuant to the proviso in Section 2.06(b)(i)(D)) actually made in such Fiscal Year (the amount by which such permitted Capital Expenditures for such Fiscal Year exceeds the actual amount of Capital Expenditures for such Fiscal Year, the “Excess Amount”), then the lesser of (i) such Excess Amount and (ii) $2,500,000 (such lesser amount referred to as the “Carry-Over Amount”) may be carried forward to the immediately succeeding Fiscal Year (the “Succeeding Fiscal Year”) for purposes of complying with this Section 5.04(b); provided further that the Carry-Over Amount applicable to a particular Succeeding Fiscal Year may not be used in that Fiscal Year until the amount permitted above to be expended in such Fiscal Year has first been used in full and the Carry-Over Amount applicable to a particular Succeeding Fiscal Year may not be carried forward to another Fiscal Year.

Notwithstanding any other provision of this Credit Agreement or any other Loan Document, the Borrower and its Subsidiaries shall not make any Capital Expenditures other than Maintenance Capital Expenditures.

(c) Minimum Operating Liquidity. Permit Operating Liquidity to be less than $2,000,000 at any time.

(d) Minimum Cage Cash. Permit Cage Cash to be less than $5,000,000, or such greater amount as may be required under applicable Gaming Laws, at any time.”

1.23 Section 6.01 (Events of Default) of the Credit Agreement is hereby amended by deleting clause (v) of such section in its entirety and inserting the following in lieu thereof:

“(v) the subordination provisions of any Subordinated Debt or any Affiliate Subordinated Debt cease to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of such subordination provisions;”

1.24 Schedule 4.01(v) to the Credit Agreement is hereby amended by deleting such schedule in its entirety and inserting Schedule 4.01(v) (Surviving Debt) attached hereto in lieu thereof.

1.25 Schedule 5.02(a)(iv) attached hereto is hereby added as Schedule 5.02(a)(iv) (Capitalized Leases) to the Credit Agreement.

1.26 Schedule 5.02(a)(v) attached hereto is hereby added as Schedule 5.02(a)(v) (Purchase Money Debt) to the Credit Agreement.

1.27 Schedule 5.02(c)(i) to the Credit Agreement is hereby amended by deleting such schedule in its entirety and inserting Schedule 5.02(c)(i) (Investments in Subsidiaries) attached hereto in lieu thereof.

1.28 Schedule 5.02(f)(v) attached hereto is hereby added as Schedule 5.02(f)(v) (Restricted Payments) to the Credit Agreement.

1.29 Schedule 5.02(r) attached hereto is hereby added as Schedule 5.02(r) (Sale-and-Leaseback Transactions) to the Credit Agreement.

SECTION 2. CONDITIONS PRECEDENT

This Amendment shall become effective as of the date (the “Second Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied or duly waived:

2.1 Certain Documents. The Administrative Agent shall have received each of the following, each in form and substance satisfactory to the Administrative Agent:

(a) this Amendment, with all corresponding schedules, duly executed by the Borrower, on behalf of itself and each other Loan Party, the Administrative Agent, and the Required Lenders;

(b) an amendment to the Second Lien Credit Agreement, duly executed by the Borrower, Second Lien Administrative Agent and the other Second Lien Secured Parties necessary to give effect thereto (the “Second Lien Amendment”);

(c) evidence that the maturity of that certain Promissory Note dated November 2, 2005 payable to K&F Limited Partnership (the “Seller Note”) has been extended to a date not earlier than November 2, 2014 and that any revised terms of the Seller Note are satisfactory to Administrative Agent;

(d) for each Loan Party, a certificate by an officer of such Loan Party reasonably acceptable to the Administrative Agent appending (i) such Loan Party’s articles of incorporation (or corporate charter or similar organizational documents), together with all amendments thereto, (ii) such Loan Party’s bylaws, together with all amendments thereto, (iii) resolutions of such Loan Party’s board of directors (or equivalent governing body), approving and authorizing the execution, delivery and performance of this Amendment and all transactions and documents related thereto, (iv) good standing certificates dated within 10 Business Days of the Second Amendment Effective Date from the applicable Governmental Authority of the state of incorporation of such Loan Party and each other state where a failure by such Loan Party to maintain good standing therein could cause a Material Adverse Effect and (v)

signature and incumbency information for each of the officers of such Loan Party executing this Amendment and any documents related thereto, with each of the foregoing certified as of the Second Amendment Effective Date by such officer as being in full force and effect without any modification or amendment;

(e) a certificate by the Chief Financial Officer of each Loan Party, dated the Second Amendment Effective Date, stating that since the Closing Date (i) no litigation, proceedings or investigations have been commenced which could reasonably be expected to have a Material Adverse Effect or could challenge any of the transactions contemplated by the Credit Agreement, the Second Amendment or any other Loan Document, (ii) there have been no Restricted Payments that were not permitted under the terms of the Credit Agreement as in effect at the time such Restricted Payment was made, and (iii) there has been no material increase in liabilities, liquidated or contingent, other than Advances under the Credit Agreement, and no material decrease in assets of the Borrower and its Subsidiaries, except to the extent that the value of existing assets has decreased;

(f) an opinion of counsel, including regulatory and gaming counsel, for the Loan Parties with respect to the Second Amendment and the transactions contemplated thereby, in form and substance satisfactory to the Administrative Agent and its counsel;

(g) a duly executed subordination agreement in form and substance satisfactory to the Administrative Agent with regards to Affiliate Subordinated Debt incurred by the Borrower on the Second Amendment Effective Date, subordinating such Debt in right and time of payment to the Obligations and containing such other terms and conditions satisfactory to the Administrative Agent; and

(h) such additional documentation related to this Amendment as the Administrative Agent may reasonably require.

2.2 Receipt and Use of Proceeds from Issuance of Debt. The Borrower shall have received proceeds from the issuance of Affiliate Subordinated Debt in an aggregate amount sufficient to fund the transactions described in Section 2.3, Section 2.4, Section 2.5, Section 2.6 and Section 2.7 hereof, together with all fees, costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) in connection therewith, which amount shall have been delivered to and received by Administrative Agent and which amount shall be further distributed by Administrative Agent in a manner giving effect to and consistent with the transactions described in Section 2.3, Section 2.4, Section 2.5, Section 2.6 and Section 2.7 hereof and that certain funds flow memorandum between the Borrower and the Administrative Agent, dated as of the date hereof.

2.3 Completion of Tender. The Borrower shall have repaid (at a discount) Advances (as defined in the Second Lien Credit Agreement) in the aggregate principal face amount of up to $75,000,000 (but in no event less than $60,000,000) pursuant to that certain repayment/purchase notice sent to the Lenders (as defined in the Second Lien Credit Agreement) by the Borrower, and such Lenders (as defined in the Second Lien Credit Agreement) shall have canceled the principal amount of such Advances (as defined in the Second Lien Credit Agreement) and such Advances (as defined in the Second Lien Credit Agreement) shall be deemed fully extinguished and canceled as of the Second Amendment Effective Date for all purposes by delivery to the Administrative Agent and the Borrower by each such Lender (as defined in the Second Lien Credit Agreement) of a duly executed repayment agreement. For the avoidance of doubt, the Lenders hereby waive all requirements under the Credit Agreement and the other Loan Documents to the extent necessary to give effect to the transactions referred to in this Section 2.3.

2.4 Paydown of Revolver. In accordance with Section 2.2 (but without duplication), the Borrower shall have received proceeds from the issuance of Affiliate Subordinated Debt in the aggregate amount of $20,000,000 (exclusive of any amounts used to undertake the transactions contemplated by Section 2.3 hereof) and such amount shall have been used solely to repay outstanding Revolving Credit Advances (but none of such amount shall have been used to permanently reduce the Revolving Credit Facility) and to pay fees and expenses then due and payable in connection with the transactions contemplated by this Amendment, including those paid pursuant to Section 2.5 and Section 2.6 hereof.

2.5 Payment of Amendment Fee. Each Lender which shall have delivered (by facsimile or otherwise) an executed signature page to this Amendment to the Administrative Agent on or prior to 12:00 p.m. on February 11, 2010 shall have received payment of, without duplication and as consideration for the execution of this Amendment, an amendment fee equal to 0.50% of the respective Commitments of such Lenders.

2.6 Payment of Costs and Expenses. The Administrative Agent shall have received to its satisfaction all fees, costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) then due and payable in connection with this Amendment and the transactions contemplated hereby, the Credit Agreement and each other Loan Document.

2.7 Payment under Hedge Agreements. The Borrower shall have paid all amounts due and payable, including all amounts past due, as of the date hereof on all of the Borrower and its Subsidiaries’ Secured Hedge Agreements.

2.8 Representations and Warranties. Each of the representations and warranties contained in Section 4 below shall be true and correct.

2.9 Effectiveness of Second Lien Amendment. A corresponding amendment to the Second Lien Credit Agreement, in form and substance satisfactory to the Administrative Agent, shall be in full force and effect, with each condition precedent thereto satisfied or duly waived.

SECTION 3. WAIVER

3.1 Annual Financials. The Administrative Agent and the Lenders hereby waive the requirements under Section 5.03(b) (Annual Financials) solely with respect to any “going concern” or similar qualification that may be included in the audited financial statements delivered by the Borrower for the Fiscal Year ended December 31, 2009. The Administrative Agent and the Lenders hereby further waive any Default or Event of Default which may have occurred and may be, or may have been, continuing as a result of the Borrower’s failure to timely deliver updated budgets for the Fiscal Year ending December 31, 2010 pursuant to Section 5.03(d) (Annual Budgets) of the Credit Agreement and acknowledge that the Borrower has since delivered such financial information to the Administrative Agent on or before the date hereof.

3.2 Hedge Agreements. The Administrative Agent and the Lenders hereby waive any Event of Default which may have arisen or which, after notice or lapse of time or both, may arise due to the failure of the Borrower and its Subsidiaries to pay amounts due and payable on or around January 31, 2010 pursuant to Secured Hedge Agreements.

SECTION 4. REPRESENTATIONS AND WARRANTIES

The Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Administrative Agent and each Lender, with respect to all Loan Parties, and, solely with respect to Section 4.2 as to Parent, Parent represents and warrants to the Administrative Agent, as follows:

4.1 Incorporation of Representations and Warranties from Credit Agreement. After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement (as amended hereby) and in the other Loan Documents are correct in all material respects as though made on and as of the date hereof, other than any such representations and warranties that by their express terms refer to a specific date.

4.2 Corporate Power and Authority. Parent and each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, this Amendment has been duly executed and delivered by Parent and each Loan Party, and this Amendment is the legal, valid and binding obligation of Parent and each Loan Party, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

4.3 Absence of Default. At the time of and as a result of giving effect to this Amendment and after giving effect to the full $25,000,000 Parent Qualified Contribution made pursuant to Section 6.04 of the Credit Agreement prior to the date of this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5. ADDITIONAL COVENANT AND AGREEMENT

Notwithstanding any term contained in the Credit Agreement or any other Loan Document, on or after the Second Amendment Effective Date the Borrower and its

Subsidiaries shall neither exercise nor have the benefit of the Cure Right or any other benefit contained in Section 6.03 of the Credit Agreement with respect to any Default or Event of Default, whether such Default or Event of Default arose before, on or after the Second Amendment Effective Date, except to the extent the Cure Right was exercised prior to the date hereof.

SECTION 6. CONDITION SUBSEQUENT

6.1 Deposit Account Control Agreements. To the extent not violative of Gaming Laws or other Applicable Laws and to the extent not already received by the Administrative Agent as of the Second Amendment Effective Date, within 60 days of the Second Amendment Effective Date, the Borrower and its Subsidiaries shall deliver or cause to be delivered to Administrative Agent Control Agreements (as such term is defined in the Security Agreement) for all of their Deposit Accounts, Securities Accounts, and Commodity Accounts (as such terms are defined in the Security Agreement) not held with Administrative Agent, each in form and substance satisfactory to Administrative Agent. At the request of Administrative Agent, the Borrower and its Subsidiaries shall promptly, but in any case within 60 days of such request, move all of their Deposit Accounts, Securities Accounts, and Commodity Accounts (as such terms are defined in the Security Agreement) to the Administrative Agent or an affiliate thereof acceptable to the Administrative Agent. The failure by the Borrower and the Subsidiaries to timely perform or cause to be performed the covenant set forth in this Section 6 shall constitute an immediate Event of Default under the Credit Agreement.

6.2 Perfection Certificate. Within 30 days of the Second Amendment Effective Date, the Borrower shall deliver to the Administrative Agent a Perfection Certificate duly executed by the Loan Parties, together with all corresponding schedules, which shall be true and complete as of such date.

SECTION 7. ACKNOWLEDGMENT; RELEASE AND COVENANT NOT TO SUE

7.1 Acknowledgment and Reaffirmation of Obligations. The Borrower hereby acknowledges, confirms and agrees that as of the close of business on February 16, 2010, that the Borrower is indebted to the Administrative Agent and the Lenders for loans, advances and other financial accommodations under the Loan Documents in the following principal amounts:

Revolving Credit Advances	$41,755,039.99
Initial Term Advances	$208,950,000.00
Additional Term Advances	$116,545,365.20
Swingline Advances	$0.00
Letter of Credit Exposure	$2,244,960.00

All such Obligations owing by the Borrower, together with interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by the Borrower to the Administrative Agent and each Lender, are unconditionally owing by the Borrower to the Administrative Agent and each Lender, without offset, defense, withholding, counterclaim or deduction of any kind, nature or description whatsoever. The Borrower hereby acknowledges that the Loan Documents to which it is a party and the Obligations constitute the valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms (except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity), and the Borrower hereby reaffirms its obligations under the Loan Documents. Without limiting the generality of the foregoing, the Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents in each case effective as of the date hereof.

7.2 Release. Effective on the date hereof, the Borrower hereby waives, releases, remises and forever discharges the Administrative Agent and each Lender, each of their respective Affiliates, and each of the officers, directors, employees and agents of Agent, each Lender and their respective Affiliates (collectively, the “Releasees”), from any and all claims, suits, investigations, proceedings, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, which the Borrower ever had ever, or now has against any such Releasee which relates, directly or indirectly to the Credit Agreement, any other Loan Document, or to any acts or omissions of any such Releasee under, in connection with, pursuant to or otherwise in respect of this Amendment, the Credit Agreement or any of the other Loan Documents, except for the duties and obligations set forth in this Amendment, the Credit Agreement, or any of the other Loan Documents.

SECTION 8. MISCELLANEOUS

8.1 Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its costs and expenses in connection with this Amendment (and any other Loan Documents delivered in connection herewith) as provided in Section 2.6 hereof and Section 8.04 of the Credit Agreement.

8.2 Reference to and Effect on the Loan Documents.

(a) As of the Effective Date, each reference in the Credit Agreement and the other Loan Documents to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended and as waived hereby with respect to the certain requirements outlined above, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.

(d) The Borrower and (by its acknowledgement hereof as set forth on the signature pages hereto) each other Loan Party, hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents continue to guarantee and secure the Obligations as set forth in the Loan Documents and that such guaranties, security interests and liens remain in full force and effect.

8.3 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile or other electronic copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

8.4 Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

8.5 Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

8.6 Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

8.7 Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

GOLDEN NUGGET, INC.

By:	/s/ Rick H. Liem
	Name:	Rick H. Liem
	Title:	S.V.P.

LANDRY’S RESTAURANTS, INC.

By:	/s/ Steven L. Scheinthal
	Name:	Steven L. Scheinthal
	Title:	E.V.P. & General Cousel

GNLV, CORP.

By:	/s/ Rick H. Liem
	Name:	Rick H. Liem
	Title:	S.V.P.

GNL, CORP.

By:	/s/ Rick H. Liem
	Name:	Rick H. Liem
	Title:	S.V.P.

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

LGE, INC.

By:	/s/ Rick H. Liem
	Name:	Rick H. Liem
	Title:	S.V.P.

GOLDEN NUGGET EXPERIENCE, LLC.

By:	/s/ Rick H. Liem
	Name:	Rick H. Liem
	Title:	S.V.P.

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:	/s/ M. C. Hyde
	Name:	M. C. Hyde
	Title:	MD/SVP

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Galaxy V CLO, LTD
By: PineBridge Investments Corp,.
its Collateral Manager

American International Group, Inc.
By: PineBridge Investments Corp,.
Its Investment Advisor

as Lender

By:	/s/ John Wesley Burgess
	Name:	John Wesley Burgess
	Title:	Vice President

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

AIB Debt Management Ltd., as Lender

By:	/s/ Jean Pierre Knight
	Name:	Jean Pierre Knight
	Title:	Vice President
Investment Advisor to
AIB Debt Management, Limited

By:	/s/ David Smith
	Name:	David Smith
	Title:	Assistant Vice President
Investment Advisor to
AIB Debt Management, Limited

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Apidos CDO II, as Lender, by its investment adviser Apidos Capital Management, LLC

By:	/s/ Jennifer Patrickakos
	Name:	Jennifer Patrickakos
	Title:	Authorized Signatory

Apidos CDO IV, as Lender, by its investment adviser Apidos Capital Management, LLC

By:	/s/ Jennifer Patrickakos
	Name:	Jennifer Patrickakos
	Title:	Authorized Signatory

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

[Illegible], as Lender
By FS COA Management LLC, as Investment Manager

By:	/s/ John W. Feaser
	Name:	John W. Feaser
	Title:	Manager

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

ARTUS LOAN FUND 2007-I, LTD.
BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
BABSON CLO LTD. 2008-I
BABSON CLO LTD. 2008-II
BABSON LOAN OPPORTUNITY CLO, LTD.
SAPPHIRE VALLEY CDO I, LTD.
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Illegible
Name:	Illegible
Title:	Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
C.M. LIFE INSURANCE COMPANY
BILL & MELINDA GATES FOUNDATION TRUST
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Illegible
Name:	Illegible
Title:	Director

BABSON CAPITAL LOAN PARTNERS L.L.P.
CASCADE INVESTMENT L.L.C.
HOLLY INVESTMENT CORPORATION
By: Babson Capital Management LLC as Investment Manager

By:	/s/ Illegible
Name:	Illegible
Title:	Director

VINACASA CLO, LTD.
By: Babson Capital Management LLC as Collateral Servicer

By:	/s/ Illegible
Name:	Illegible
Title:	Director

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

XELO VII LIMITED
By: Babson Capital Management LLC as Sub-Advisor

By:	/s/ Illegible
Name:	Illegible
Title:	Director

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Grand Central Asset Trust, Cameron I Series, as Lender

By:	/s/ Adam Jacobs
Name:	Adam Jacobs
Title:	Attorney-In-Fact

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

SWISS CAPITAL PRO LOAN LIMITED
For and on Behalf of BNY Mellon Trust Company (Ireland)
Limited under power of attorney

By:	/s/ Illegible
Name:	Illegible
Title:	VP

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Lender

By:	/s/ Peter J. Vitale
Name: Peter J. Vitale
Title: SVP

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

BlackRock Floating Rate Income Trust

BlackRock Senior Income Series

BlackRock Senior Income Series II

BlackRock Senior Income Series IV

BlackRock Senior Income Series V Limited

Magnetite VCLO, Limited

as Lender

By:	/s/ Illegible
Name: Illegible
Title: Authorized Signatory

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

By: Callidus Debt Partners CLO Fund III, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC

[______________________], as Lender

By:	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Principal

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

By: Callidus Debt Partners CLO Fund IV, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC

[______________________], as Lender

By:	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Principal

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

By: Callidus Debt Partners CLO Fund V, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC

[______________________], as Lender

By:	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Principal

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

By: Callidus Debt Partners CLO Fund VI, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC

[______________________], as Lender

By:	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Principal

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

By: Callidus Debt Partners CLO Fund VII, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC

[______________________], as Lender

By:	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Principal

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

By: MAPS CLO Fund II, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC

[______________________], as Lender

By:	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Principal

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

SAN GABRIEL CLO I, as Lender

By:	/s/ John M. Casparian
Name: John M. Casparian
Title: Co-President
Churchill Pacific Asset Management LLC

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

SHASTA CLO I, as Lender

By:	/s/ John M. Casparian
Name: John M. Casparian
Title: Co-President
Churchill Pacific Asset Management LLC

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Atrium IV, as Lender

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Atrium V
[Illegible], as Lender

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Castle Garden Funding, as Lender

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Credit Suisse Syndicated Lease Fund
[Illegible], as Lender

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Madison Park Funding V, Ltd.
[Illegible], as Lender

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Madison Park Funding IV, Ltd.
[Illegible] as Lender

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Madison Park Funding III, Ltd.
By Credit Suisse Alternative Capital, Inc., as collateral manager, as Lender

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Madison Park Funding I, Ltd, as Lender

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Madison Park Funding II, Ltd,
By Credit Suisse Alternative Capital, Inc. as collateral manager, as Lender

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Credit Suisse Global Income Fund, as Lender

By:	/s/ Richard Quin
	Name:	Richard Quin
	Title:	Director, Alternative Investments Authorised Signatory

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Flagship CLO III

By: Deutsche Investment Management Americas, Inc, (as successor in interest to Deutsehe Asset Management, Inc.) As Sub-Adviser

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Shameem R Kathiwalla
Name: Shameem R Kathiwalla
Title: Vice President

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Flagship CLO IV

By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Sub-Adviser

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Shameem R Kathiwalla
Name: Shameem R Kathiwalla
Title: Vice President

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Flagship CLO V

By: Dsutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Shameem R Kathiwalla
Name: Shameem R Kathiwalla
Title: Vice President

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Flagship CLO VI

By: Deutsche Investment Management Americas, Inc. As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Shameem R Kathiwalla
Name: Shameem R Kathiwalla
Title: Vice President

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

FirstLight Funding I, Ltd., as Lender

By:	/s/ Melissa Marano
Name: Melissa Marano
Title: Authorised Signatory

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Foothill CLO I, Ltd.

By: The Foothill Group, Inc., as attorney-in-fact, as Lender

By:	/s/ Mike Bobannon
Name: Mike Bobannon
Title: Managing Member

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Wells Fargo Capital Finance, Inc., as Lender

By:	/s/ Steve Scott
Name: Steve Scott
Title: VP

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

[Illegible], as Lender

By:	/s/ Joseph Badini
Name: Joseph Badini
Title: Duly Authorized Signatory

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

GC Capital Opportunity 2 Loan Ltd., as Lender

By:	/s/ Michael C. Loehrke
Name: Michael C. Loehrke
Title: Designated Signatory

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Golub Capital Management CLO 2007-1 Ltd., as Lender

By:	/s/ Michael C. Loehrke
Name: Michael C. Loehrke
Title: Designated Signatory

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Golub Capital Senior Loan Opportunity Fund, Ltd., as Lender

By:	/s/ Michael C. Loehrke
	Name:	Michael C. Loehrke
	Title:	Designated Signatory

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Golub Capital Partners Funding 2007-1 Ltd., as Lender

By:	/s/ David B. Golub
	Name:	David B. Golub
	Title:	Designated Signatory

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

GALE FORCE 4 CLO, LTD.
By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager, as a Lander

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

1888 Fund, Ltd., as Lender

By: Guggenheim Investment Management, LLC, as its Collateral Manager

By:	/s/ Bill Hagner
	Name:	Bill Hagner
	Title:	Managing Director

Copper River CLO Ltd., as Lender

By: Guggenheim Investment Management, LLC, as its Collateral Manager

By:	/s/ Bill Hagner
	Name:	Bill Hagner
	Title:	Managing Director

CLC Leveraged Loan Trust, as Lender

By: Challenger Property Nominees PTY Limited as Trustee
By: Guggenheim investment Management, LLC, as Manager

By:	/s/ Bill Hagner
	Name:	Bill Hagner
	Title:	Managing Director

Amendment No. 2 To First Lien Credit Agreement

The Hartford Mutual Funds, Inc., on behalf of
The Hartford Floating Rate Fund, as Lender
By:	Hartford Investment Management Company
Its Investment Manager

By:	/s/ J. Scott Fox
	Name:	J. Scott Fox
	Title:	Managing Director and
Chief Investment Officer

Hartford Life Insurance Company, as Lender
By:	Hartford Investment Management Company
Its Agent and Attorney-in-Fact

By:	/s/ J. Scott Fox
	Name:	J. Scott Fox
	Title:	Managing Director and
Chief Investment Officer

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Bushnell Loan Fund II, Ltd., as Lender

By:	/s/ Patrick M. Cook
	Name:	Patrick M. Cook
	Title:	Assistant Vice President

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

ING Prime Rate Trust
By:	ING Investment Management Co.,
as its investment manager

ING Senior Income Fund
By:	ING Investment Management Co.,
as its investment manager

ING Investment Management CLO I, LTD.
By:	ING Investment Management Co.,
as its investment manager

ING Investment Management CLO II, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

ING Investment Management CLO III, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

ING Investment Management CLO IV, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

ING Investment Management CLO V, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

ING International (II) - Senior Bank Loans Euro
By:	ING Investment Management Co.,
as its investment manager

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Assistant Vice President

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

ATLANTIS FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Genesis CLO 20072 LTD, as Lender
by:	LLCP Advisors LLC
as collateral Manager

By:	Illegible
	Name:	Illegible
	Title:	Vice President

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

as Lenders

Arkansas Public Employees Retirement System
MacKay Short Duration Alpha Fund
New York Life Insurance Company (Guaranteed Products)
New York Life Insurance Company, GP - Portable Alpha
MacKay Shields Core Plus Alpha Fund Ltd.
Northrop Grumman Pension Master Trust

By: MacKay Shields LLC, as Investment adviser and not individually

By:	/s/ Dan Roberts
Name: Dan Roberts
Title: Sr. Managing Director

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Morgan Stanley Prime Income Trust, as Lender

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

QUALCOMM Global Trading, Inc.

By: Morgan Stanley Investment Management Inc. as Investment Manager, as Lender

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Zodiac Fund – Morgan Stanley US Senior Loan Fund

By: Morgan Stanley Investment Management Inc. as Investment Manager, as Lender

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Natixis, as Lender

By:	/s/ Mark A. Harrington
Name: Mark A. Harrington
Title: Managing Director

[Illegible]
Managing Director

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

NAVIGARE FUNDING II CLO LTD

By: Navigare Partners LLC as collateral manager, as Lender

By:	/s/ Scott Van den Bosch
Name: Scott Van den Bosch
Title: Sr. Vice President

NAVIGARE FUNDING III CLO LTD

By: Navigare Partners LLC as collateral manager, as Lender

By:	/s/ Scott Van den Bosch
Name: Scott Van den Bosch
Title: Sr. Vice President

Clydesdale CLO 2007, Ltd., as Lender

By:	/s/ Robert Hoffman
Name: Robert Hoffman
Title: Executive Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

[Illegiable], as Lender

By:	/s/ Robert Hoffman
Name: Robert Hoffman
Title: Executive Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISER

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

PPM MONARCH BAY FUNDING LLC, as Lender

By:	/s/ Stacy Lai
Name: Stacy Lai
Title: Assistant Vice President

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

PUTNAM VARIABLE TRUST – PVT HIGH YIELD FUND

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

PUTNAM FLOATING RATE INCOME FUND

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

PUTNAM HIGH YIELD ADVANTAGE FUND

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

PUTNAM DIVERSIFIED INCOME TRUST (CAYMAN) MASTER FUND By The Putnam Advisory Company, LLC

/s/ Angela Patel
Name:	Angela Patel
Title:	Vice President

PUTNAM PREMIER INCOME TRUST

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

PUTNAM MASTER INTERMEDIATE INCOME TRUST

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

PUTNAM DIVERSIFIED INCOME TRUST

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

PUTNAM VARIABLE TRUST – PVT DIVERSIFIED INCOME FUND

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

Yorkville CBNA Loan Funding LLC, as Lender

By:	/s/ Adam Jacobe
	Name:	Adam Jacobe
	Title:	Attorney-In-Fact

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Cent CDO 12 Limited
By: RiverSource Investments,
LLC as Collateral Manager, as Lender

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

SIERRA CLO II, as Lender

By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Co-President
Churchchill Pacific Asset Management LLC

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

LOYALIS SCHADE, NV., as Lender

By:	/s/ Beth Semmel
Name: Beth Semmel
Title: Portfolio Manager

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

San Joaquin County Employees’ Retirement Association, as Lender

By:	/s/ Beth Semmel
Name: Beth Semmel
Title: Portfolio Manager

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Muir Grove CLO, Ltd. By: Tall Tree Investment Management, LLC as Collateral Manager, as Lender

By:	/s/ Brian T. Buscher
Name: Brian T. Buscher
Title: Officer

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

The CIT Group/Equipment & Financing, Inc., as Lender

By:	/s/ David M. Harnisch
Name: David M. Harnisch
Title: Managing Director

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

505 CLO I LTD. By: CIT Asset Management LLC, as Lender

By:	/s/ Roger M. Burns
Name: Roger M. Burns
Title: President
CIT Asset Management

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

VAN KAMPEN Dynamic Credit Opportunities Fund By: Van Kampen Asset Management, as Lender

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

VAN KAMPEN SENIOR INCOME TRUST By: Van Kampen Asset Management, as Lender

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

VAN KAMPEN SENIOR LOAN FUND By: Van Kampen Asset Management, as Lender

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

SunAmerica Senior Floating Rate Fund, Inc. as Lender

By:	Wellington Management Company, LLP as investment adviser

By:	/s/ Robert J. Toner
Name: Robert J. Toner
Title: Vice President and Counsel

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

The Foothill Group Inc., as Lender

By:	/s/ Mike Bohannon
Name: Mike Bohannon
Title: S.V.P.

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

WhiteHorse V, Ltd., as Lender
By:	WhiteHorse Capital Partners, L.P. as Collateral Manager
By:	WhiteRock Asset Advisor, LLC, its G.P.

By:	/s/ Ethan Underwood
Name: Ethan Underwood
Title: Portfolio Manager

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Z CAPITAL CREDIT OPPORTUNITY FUND, LP, as Lender

By:	/s/ James J. Zenni
Name: James J. Zenni
Title: President

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

Z CAPITAL SPECIAL SITUATIONS FUND HOLDINGS I, L.L.C., as Lender

By:	/s/ James J. Zenni
Name: James J. Zenni
Title: President

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT